                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 25, 1999
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                        333-71045                33-0639768
(State of Incorporation)          (Commission File No.)      (I.R.S. Employer
                                                            Identification No.)



 27051 Towne Centre Drive, Suite 200
     Foothill Ranch, California                                    92610
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-71045) filed with the Securities and Exchange Commission (the "Commission") on January 22, 1999, and Amendment No. 1 thereto filed with the Commission on February 12, 1999 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), each dated February 19, 1999, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1999-A, consisting of Class A-1 Auto Loan Backed Notes and Class A-2 Auto Loan Backed Notes (the "Notes"), and Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

        The Offered Securities were sold to Salomon Smith Barney Inc. ("Salomon") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with Salomon, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of February 19, 1999 (the "Underwriting Agreement") between the Registrant and Salomon, as representative of itself and of Merrill Lynch. A copy of the Underwriting Agreement is filed herewith as
Exhibit 1.2.

        The Notes were issued pursuant to an Indenture dated as of February 1, 1999 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1999-A (the "Issuer" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.6.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of February 1, 1999 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee"), and The Chase Manhattan Bank, as Trust Agent (the "Trust Agent"). A copy of the Trust Agreement is filed herewith as Exhibit 4.7.

        The Contracts were sold by the Seller to the Trust pursuant to the Sale and Servicing Agreement dated as of February 1, 1999 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $235,897,268.74 (the "Initial Cut-Off Pool Balance") as of February 1, 1999 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased after the Initial Cut-Off Date but on or before February 24, 1999 (the "Final Cut-Off Date") with a total principal balance of $74,102,735.58.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS


Aggregate principal balance.....................$235,897,268.74
Number of Contracts......................................20,619
Average principal balance outstanding................$11,440.77
Average original amount financed.....................$12,424.28
Original amount financed (range).........$739.75 to $110,000.00
Weighted average APR....................................14.404%
APR (range).........................................2.9% to 28%
Weighted average original term.......................57.27 mos.
Original term (range)..............................6 to 72 mos.
Weighted average remaining term...........................55.13
Remaining term (range).............................5 to 72 mos.




                  DISTRIBUTION BY APRs OF THE INITIAL CONTRACTS


                            NUMBER       % OF                      % OF INITIAL CUT-
                              OF       INITIAL      PRINCIPAL             OFF
  APR RANGE                 INITIAL   CONTRACTS      BALANCE         POOL BALANCE
  ---------                CONTRACTS  ---------      -------         ------------
                           ---------
 0.000% to 7.000%.........     11         0.05    $    155,501.06          0.07
 7.001% to 8.000%.........    626         3.04       9,846,374.76          4.17
 8.001% to 9.000%.........    909         4.41      13,159,268.74          5.58
 9.001% to 10.000%........  1,214         5.89      15,853,507.78          6.72
10.001% to 11.000%........  1,217         5.90      14,567,090.31          6.18
11.001% to 12.000%........  1,345         6.52      15,975,783.20          6.77
12.001% to 13.000%........  1,522         7.38      18,057,470.91          7.65
13.001% to 14.000%........  1,851         8.98      22,457,049.77          9.52
14.001% to 15.000%........  2,149        10.42      25,724,034.38         10.90
15.001% to 16.000%........  2,134        10.35      24,686,078.97         10.46
16.001% to 17.000%........  1,991         9.66      22,708,042.30          9.63
17.001% to 18.000%........  1,764         8.56      18,142,033.46          7.69
18.001% to 19.000%........  1,012         4.91      10,029,270.66          4.25
19.001% to 20.000%........    885         4.29       7,923,794.70          3.36
20.001% to 21.000%........  1,317         6.39      12,319,133.06          5.22
21.001% to 28.000%........    672         3.26       4,292,834.68          1.82
                           ------       ------    ---------------        ------
          Totals.......... 20,619       100.00*   $235,897,268.74        100.00*

----------------
* Percentages may not add to 100% because of rounding.

               GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                       NUMBER      % OF                          % OF
                     OF INITIAL  INITIAL        PRINCIPAL   INITIAL CUT-OFF
                     CONTRACTS  CONTRACTS        BALANCE      POOL BALANCE
                     ---------  ---------        -------      ------------
Arizona.............       751     3.64       8,925,953.80        3.78
California..........     7,984    38.72      83,832,536.02       35.54
Colorado............       677     3.28       8,093,995.84        3.43
Connecticut.........         3     0.02          48,007.56        0.02
Florida.............     1,901     9.22      22,259,924.98        9.44
Georgia.............     1,444     7.00      18,507,462.09        7.85
Idaho...............       144     0.70       1,358,087.70        0.58
Illinois............     1,401     6.80      17,038,760.27        7.22
Indiana.............       383     1.86       4,645,558.89        1.97
Iowa................        19     0.09         289,817.61        0.12
Kansas..............         1     0.00           8,269.30        0.00
Kentucky............        17     0.08         216,677.21        0.09
Maryland............         1     0.00           7,821.65        0.00
Massachusetts.......         1     0.00          14,900.98        0.01
Michigan............     1,042     5.05      12,836,853.07        5.44
Missouri............        20     0.10         225,529.30        0.10
Montana.............         2     0.01          28,259.85        0.01
Nevada..............       585     2.84       6,566,852.48        2.78
New Jersey..........       811     3.93       9,770,344.25        4.14
New Mexico..........         1     0.00          11,040.15        0.00
New York............         3     0.02          29,615.20        0.01
North Carolina......       699     3.39       9,490,652.78        4.02
Ohio................         1     0.00          17,247.40        0.01
Oklahoma............        80     0.39       1,006,422.29        0.43
Oregon..............       623     3.02       6,485,885.41        2.75
South Carolina......       300     1.46       3,656,282.97        1.55
Tennessee...........       248     1.20       3,205,277.35        1.36
Texas...............       616     2.99       8,241,950.04        3.49
Utah................        16     0.08         191,245.12        0.08
Virginia............        63     0.30         833,225.85        0.35
Washington..........       781     3.79       8,043,094.77        3.41
Wisconsin...........         1     0.00           9,716.56        0.00
                        ------   ------    ---------------      ------
          Totals....    20,619   100.00*   $235,897,268.74      100.00*

----------------
* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Subsequent Contracts as of the Final Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS


Aggregate principal balance......................$74,102,735.58
Number of Contracts.......................................6,052
Average principal balance outstanding................$12,244.34
Average original amount financed.....................$12,244.34
Original amount financed (range)........$1,133.67 to $53,700.44
Weighted average APR.....................................14.12%
APR (range).....................................6.99% to 25.25%
Weighted average original term.......................57.11 mos.
Original term (range).............................12 to 72 mos.
Weighted average remaining term...........................57.05
Remaining term (range)............................11 to 72 mos.


                DISTRIBUTION BY APRs OF THE SUBSEQUENT CONTRACTS


                          NUMBER OF      % OF                   % OF FINAL CUT-
                          SUBSEQUENT  SUBSEQUENT    PRINCIPAL         OFF
  APR RANGE               CONTRACTS   CONTRACTS      BALANCE     POOL BALANCE
  ---------               ---------   ---------      -------     ------------
 0.000% to 7.000%........      2         0.03     $   24,310.47         0.03
 7.001% to 8.000%........    220         3.64      3,468,327.14         4.68
 8.001% to 9.000%........    303         5.01      4,447,657.74         6.00
 9.001% to 10.000%.......    413         6.82      5,782,085.17         7.80
10.001% to 11.000%.......    381         6.30      5,201,699.52         7.02
11.001% to 12.000%.......    414         6.84      5,616,236.34         7.58
12.001% to 13.000%.......    442         7.30      5,588,962.91         7.54
13.001% to 14.000%.......    543         8.97      6,926,214.22         9.35
14.001% to 15.000%.......    581         9.60      7,405,301.53         9.99
15.001% to 16.000%.......    590         9.75      7,409,285.67        10.00
16.001% to 17.000%.......    593         9.80      6,900,561.39         9.31
17.001% to 18.000%.......    532         8.79      5,440,717.80         7.34
18.001% to 19.000%.......    298         4.92      3,082,420.03         4.16
19.001% to 20.000%.......    244         4.03      2,359,161.12         3.18
20.001% to 21.000%.......    338         5.58      3,324,130.71         4.49
21.001% to 28.000%.......    158         2.61      1,125,663.82         1.52
                           -----       ------     -------------       ------
          Totals.........  6,052       100.00%*   74,102,735.58       100.00%*

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                         NUMBER          % OF                      % OF
                           OF        SUBSEQUENT    PRINCIPAL    FINAL CUT-OFF
                       SUBSEQUENT     CONTRACTS     BALANCE      POOL BALANCE
                       CONTRACTS      ---------     -------      ------------
                       ---------
Arizona............        236          3.90%     2,843,393.61        3.84%
California.........      1,859         30.72     23,199,190.93       31.31
Colorado...........        198          3.27      2,351,613.29        3.17
Florida............        640         10.58      7,663,995.17       10.34
Georgia............        408          6.74      4,947,353.69        6.68
Idaho..............         30          0.50        327,471.17        0.44
Illinois...........        536          8.86      6,679,772.72        9.01
Indiana............        131          2.16      1,576,962.50        2.13
Iowa...............          4          0.07         51,872.95        0.07
Kentucky...........          9          0.15        122,852.46        0.17
Maryland...........          9          0.15        104,287.71        0.14
Massachusetts......          1          0.02         15,185.00        0.02
Michigan...........        416          6.87      5,024,220.29        6.78
Missouri...........         12          0.20        173,608.54        0.23
Montana............          1          0.02          7,049.00        0.01
Nevada.............        147          2.43      1,659,842.61        2.24
New Jersey.........        356          5.88      4,292,384.70        5.79
New York...........          1          0.02          5,875.85        0.01
North Carolina.....        239          3.95      3,178,648.53        4.29
Oklahoma...........         29          0.48        410,805.23        0.55
Oregon.............        150          2.48      1,565,937.39        2.11
South Carolina.....        118          1.95      1,467,660.67        1.98
Tennessee..........         93          1.54      1,124,641.53        1.52
Texas..............        210          3.47      2,790,998.44        3.77
Utah...............          2          0.03         28,941.45        0.04
Virginia...........         79          1.31      1,044,076.37        1.41
Washington.........        138          2.28%     1,444,093.78        1.95%
                         -----        ------     -------------      ------
          Totals...      6,052        100.00%*   74,102,735.58      100.00%*

----------------
* Percentages may not add to 100% because of rounding.

Item 7.   Financial Statements And Exhibits.

        (c)  Exhibits

             Exhibit No.   Description
             -----------   -----------
                1.2        Underwriting Agreement dated as of February 19,
                           1999 by and among the Registrant and Salomon Smith
                           Barney Inc.

                4.6        Indenture dated as of February 1, 1999 between Onyx Acceptance
                           Owner Trust 1999-A and The Chase Manhattan Bank, as Indenture
                           Trustee

                4.7        Trust Agreement dated as of February 1, 1999 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The
                           Chase Manhattan Bank, as Trust Agent

               10.1        Sale and Servicing Agreement dated as of February 1, 1999 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer
                           and Custodian, and The Chase Manhattan Bank, as Indenture Trustee
                           and Trust Agent


                                   Signatures
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONYX ACCEPTANCE FINANCIAL
                                            CORPORATION



March 11, 1999                              By: /s/ REGAN E. KELLY
                                                --------------------------------
                                                Regan E. Kelly,
                                                Executive Vice President

                                 EXHIBIT INDEX



             Exhibit No.   Description
             -----------   -----------
                1.2        Underwriting Agreement dated as of February 19,
                           1999 by and among the Registrant and Salomon Smith
                           Barney Inc.

                4.6        Indenture dated as of February 1, 1999 between Onyx Acceptance
                           Owner Trust 1999-A and The Chase Manhattan Bank, as Indenture
                           Trustee

                4.7        Trust Agreement dated as of February 1, 1999 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The
                           Chase Manhattan Bank, as Trust Agent

               10.1        Sale and Servicing Agreement dated as of February 1, 1999 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer
                           and Custodian, and The Chase Manhattan Bank, as Indenture Trustee
                           and Trust Agent